UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

STALAR 2, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52972	26-1402651
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification Number)

317 Madison Ave., Suite 1520, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 953-1544
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2011, Steven R. Fox, as the sole member of the Board of Directors of Stalar 2, Inc., appointed his wife, Jan Fox to fill a vacancy existing on the Board of Directors.  On the same date, the Steven R. Fox, as the sole member of the Board of Directors of Stalar 2, Inc., appointed Jan Fox to serve as a Vice President of Stalar 2, Inc.

No agreements, verbal or otherwise have been entered into with Mrs. Fox, and Stalar 2, Inc. does not currently compensate its officers or members of its Board of Directors.

Item 9.01.	Financial Statements and Other Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STALAR 2, INC.

Date: February 15, 2011	By:	/s/Steven R. Fox
Chief Operating Officer and
Chief Financial Officer
(principal financial officer)